                                                                     EXHIBIT 4.1


                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA



                                                   ---------------------------
                                                    CUSIP No. 429793 10 2
                                                   ---------------------------

                                 HIGH SPEED NET
                                SOLUTIONS, INC.

                   AUTHORIZED COMMON STOCK: 50,000,000 SHARES
                                PAR VALUE: $.001

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

          -- Shares of HIGH SPEED NET SOLUTIONS, INC. common stock -- transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

         /s/ Michael M. Cimino                            /s/ Michael M. Cimino
         ---------------------                            ---------------------
             SECRETARY                                        PRESIDENT


INTERWEST TRANSFER CO. INC. P.O. Box 17136/Salt Lake City, UTAH 84117

COUNTERSIGNED & REGISTERED
                            -------------------------------------------------
                            COUNTERSIGNED Transfer Agent-Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

                  TEN COM -- as tenants in common              UNIF GIFT MIN ACT -- Custodian
                  TEN ENT -- as tenants by the entireties                  (Cust)            (Minor)
                  JT TEN -- as joint tenants with signs of              under Uniform Gifts to Minor's
                            ownership and not as tenants                Act
                            in common                                                   (State)

         Additional abbreviations may also be used though not in the above list.


         For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
  ------------------------------------

  ------------------------------------

------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

_____________________________________________________________________ Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

___________________________________________________________________ Attorney to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------


         ------------------------------------------------------------------
         NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER